                        ANNUAL REPORT / OCTOBER 31 1998


                               AIM INTERNATIONAL
                                  EQUITY FUND


                                 [COVER IMAGE]



[AIM LOGO APPEARS HERE]          INVEST WITH DISCIPLINE--Registered Trademark--

[COVER IMAGE]

                        --------------------------------

                 HUMAN ACHIEVEMENT BY TSING-FANG CHEN FOR THIS

                  STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN

                   CREATED A MULTICULTURAL COLLAGE OF SYMBOLS

                     REPRESENTING THE FINEST ACHIEVEMENTS OF

                       PEOPLE AROUND THE WORLD. TODAY, THE

                   INTERNATIONAL MARKETPLACE HELPS PUT MANY OF

                    THE WORLD'S GREAT IDEAS INTO ACTION-IDEAS

                     THAT COULD BECOME THE SYMBOLS OF HUMAN

                        ACHIEVEMENT FOR THE 21ST CENTURY.

                        --------------------------------




AIM International Equity Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 10/31/98 Class A shares paid distributions of $0.0625 per share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges and tracked by Morgan Stanley Capital International.
o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
       THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                          AIM INTERNATIONAL EQUITY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
  [PHOTO OF         worldwide vacillated between optimism that the woes in Asia
  Charles T.        would be contained and worry that they would become a major
    Bauer,          economic drag on the U.S. and the rest of the world. As a
 Chairman of        result, markets worldwide were especially volatile.
 the Board of            We understand how unnerving this year's level of
   THE FUND         volatility can be. Many of you undoubtedly were tempted
APPEARS HERE]       simply to exit the markets completely. Our reaction, of
                    course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.
MARKET RECAP
Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)
    Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.
    However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

    o broad portfolio diversification;
    o realistic expectations, recognizing
      that the potential for downturns is always present; and
    o as always, long-term thinking.

    Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--RegisteredTrademark--.


Sincerely,



/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                            ------------------------

                                THE FISCAL YEAR

                                  CLOSED WITH

                             INTERNATIONAL EQUITIES

                           RALLYING AND BONDS LOSING

                            SOME OF THEIR MOMENTUM.

                            ------------------------




                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



EUROPEAN STOCKS SHELTER FUND
FROM GLOBAL STORMS

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
International investors endured a difficult year, including a major correction in world equity markets during August. Trouble blew in from every part of the globe, but the Fund was able to brace itself against the storm. For the fiscal year ended October 31, 1998, total return was 6.11% for Class A shares, 5.29% for Class B shares, and 5.35% for Class C shares. These results outperformed the Lipper International Fund Index, which posted a gain of 4.65%.
    The overall index for international markets-the EAFE-achieved a total return of 9.65% for the reporting period.

WHY WAS MARKET TURMOIL SO PERVASIVE?
The trouble began in Asia. Devalued currencies plus billions in bad loans curtailed the region's ability to purchase goods and raw materials from the world's sellers. When Asian companies flooded global commodities markets with their inventories to produce desperately needed revenues, the combination of oversupply and weakened demand caused prices to plummet, contributing to worldwide deflation.
    Meanwhile, investors worried over news of Russia's overwhelming government debt and the speculative borrowing practiced by its private banks. In August, Russia attempted to stabilize the banking system by floating the ruble and suspending repayment of much of its foreign debt. These events spurred a global flight to quality, resulting in a broad-based selloff.

HOW DID LATIN AMERICAN MARKETS FARE?
As the Asian and Russian crises rippled around the globe, investors began to re-evaluate the riskiness of emerging markets, and many exited them completely. As external capital drained away, expectations deteriorated for further growth in places like Brazil. Latin America as a whole suffered both from investor flight and from falling commodity prices. The risk perception for the region improved slightly in the third quarter, thanks to Brazil's new fiscal reform package and the expectation of aid from the International Monetary Fund (IMF).

IS THERE ANY INDICATION THAT THE ASIAN CRISIS IS ABATING?
Toward the end of the reporting period, Asian markets took an upturn. Interest rates had fallen significantly, currencies were stabilizing, and a few countries-notably Indonesia, Malaysia, and Thailand-expected current account surpluses for 1998.
    However, the first hints of stabilization do not necessarily indicate certain recovery. As October came to a close, economic conditions were still very weak. Most countries, with the exception of China, Taiwan, Australia, and a few others, slipped into recession this year. Poor corporate earnings and slow reform efforts continued to send warning signs to cautious investors.

WITH MOST OF THE WORLD FACING ECONOMIC DIFFICULTY, WHY HAVE EUROPE'S MARKETS STAYED STRONG?
Most notably, corporate earnings growth in Europe has been exceptional. European companies are showing stronger growth than their U.S. counterparts, and investors can get that growth at a cheaper price. Europe did suffer during the summer's global downturn, but the major long-term themes driving growth in the region have sheltered it somewhat from the extreme losses felt in other parts of the world.
    The expected introduction of the Economic and Monetary Union (EMU) has forced Europe's nations to put their books in order. Investors have benefited from a decrease in interest rates, lower inflation, and an increase in privatization. With the introduction of a single currency (the euro), European companies are becoming more competitive-trimming costs and developing new products for the unified marketplace. (For more information about the euro, see page 4.)

HOW HAVE YOU MANAGED THE PORTFOLIO IN THIS ENVIRONMENT?
We've maintained our focus on earnings growth and on diversification. The portfolio was invested in 149 holdings, representing companies found in 24 different countries.
    By the end of the reporting period, we were still finding great opportunities in Europe, with France and the United Kingdom bringing in some of the strongest results. A favorite was French company Cap Gemini S.A., one of Europe's biggest information systems companies. While we had some fairly aggressive holdings in the technology area, those were balanced by more defensive stocks. These included steady-growth stocks like Heineken and utility companies like Endesa S.A., Spain's biggest electricity producer.


                          ----------------------------

                         EUROPEAN COMPANIES ARE SHOWING

                        STRONGER GROWTH THAN THEIR U.S.

                      COUNTERPARTS, AND INVESTORS CAN GET

                        THAT GROWTH AT A CHEAPER PRICE.

                          ----------------------------

          See important Fund and index disclosures inside front cover.



                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets

======================================================================================================
  TOP 10 EQUITY HOLDINGS
------------------------------------------------------------------------------------------------------
  1.    Verenigde Nederlandse Uitgeversbedrijven
        Verenigd Bezit (Netherlands)              1.31%
  2.    Karstadt A.G. (Germany)                   1.30
  3.    Telecom Italia S.p.A. (Italy)             1.29
  4.    Cap Gemini Sogeti S.A. (France)           1.27
  5.    Telefonica de Espana (Spain)              1.27
  6.    Nestle S.A. (Switzerland)                 1.26
  7.    Telecom Italia Mobile S.p.A. (Italy)      1.17
  8.    Endesa S.A (Spain)                        1.17
  9.    Pinault-Printemps-Redoute S.A. (France)   1.15
 10.    Allianz A.G. (Germany)                    1.13

  TOP 10 INDUSTRIES                                           TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------
  1.    Banks (Major Regional)                    9.49%       1.     United Kingdom           16.13%
  2.    Telephone                                 6.03        2.     France                   15.83
  3.    Retail (Food Chains)                      5.26        3.     Netherlands               6.96
  4.    Services (Commercial & Consumer)          4.85        4.     Germany                   6.94
  5.    Manufacturing (Diversified)               4.26        5.     Italy                     6.42
  6.    Insurance (Multi-Line)                    3.88        6.     Japan                     5.72
  7.    Foods                                     3.62        7.     Switzerland               4.76
  8.    Telecommunications (Cellular/Wireless)    3.47        8.     Canada                    4.65
  9.    Oil & Gas (Refining & Marketing)          3.36        9.     Spain                     3.69
 10.    Computers (Software & Services)           3.23       10.     Belgium                   3.22

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
======================================================================================================

    We've drastically reduced our exposure to non-Japan Asia, focusing on the few companies that have produced consistent earnings growth despite the difficult operating environment. We also have limited exposure to Japan, where many companies' earnings are not yet meeting our expectations. Many of the big exporters like Sony and Honda are experiencing difficulties because of weak global demand.
    Our exposure to Latin America increased slightly during the third quarter. The emphasis was on defensive names with limited dollar debt, solid cash flows, and reliable management. In Brazil, we focused on recently privatized companies in the utilities and telecommunications industries. For example, we liked Companhia Energetica de Minas Gerais (CEMIG), a provider of electric power to the Brazilian state of Minas Gerais. In Mexico we maintained a much broader portfolio, including media, banks, and consumer products. One of our holdings in this area was Fomento Economico Mexicano S.A. de C.V., a Mexican producer of soft drinks and beer that exports to 63 countries around the world.

WERE THERE ANY MAJOR DISAPPOINTMENTS?
Some of our European bank holdings performed worse than expected. Even though many companies in Europe's financial sector have great restructuring stories and notable earnings growth, bank performance dipped during the third quarter because of loans made to Asia or Latin America. However, we still believe there is long-term potential in the banking industry. With the coming of EMU, we are watching for continued merger and acquisition activity.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
Recent political changes in Europe have introduced a few uncertainties, but overall, we're still very confident in the region. France is especially attractive, and we expect continued strong earnings there. We also believe the fourth quarter will bring better than expected earnings from many U.K. companies.
    Many analysts think Asia will finally hit bottom in 1999, indicating that growth-and investor confidence-may begin to return some time next year. When and if that happens, of course, depends on external demand and on the strength of U.S., European, and Japanese economies. Japan may be the next great market recovery story, but we are still in a wait-and-see mode. Plans for a Japanese bank bailout offer some hope.
    Latin America may continue to be quite volatile. We will continue to take a defensive position until the economic environment improves significantly.



          See important Fund and index disclosures inside front cover.


                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency-the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
    The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro, the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT
The euro is expected to bring greater unity to the European business world: price comparison of goods, services, and labor across Europe may be much easier.
    Because of this "price transparency," European companies may be forced to become more competitive. An increase in merger and acquisition activity is expected.
    The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.
    Europe's fixed-income markets could also be transformed. Since currency risk may be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.


                                   EURO SYMBOL

                               ------------------

                              The new euro symbol,

                         designed to suggest stability

                             and a unified Europe.

                               ------------------

AIM INTERNATIONAL EQUITY FUND AND THE EURO
The chart below left shows where the portfolio was invested as of 10/31/98. The second chart translates that into "euro," showing what percentage of the portfolio was invested in the 11 Euroland countries. Keep in mind that the Fund selects stocks on the basis of earnings. We do not rely on pre-determined allocations to particular countries. Also remember that the portfolio's composition is subject to change.

-------------------------------------------------------------------------------
                                   PIE CHARTS
-------------------------------------------------------------------------------
IRELAND                  2.04%               OTHER EUROPE             7.18%
PORTUGAL                 2.78%               EUROLAND                 48.93%
BELGIUM                  3.22%               UK                       16.13%
SPAIN                    3.69%               OTHER                    27.76%
OTHER EUROPE             7.18%
ITALY                    6.42%
GERMANY                  6.94%
NETHERLANDS              6.96%
FINLAND                  1.05%
UK                      16.13%
FRANCE                  15.83%
OTHER                   27.76%
-------------------------------------------------------------------------------






                          AIM INTERNATIONAL EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES
4/7/92-10/31/98

-------------------------------------------------------------------------------
              AIM
         International                   Lipper
          Equity Fund,               International
            Class A      EAFE          Fund Index
-------------------------------------------------------------------------------
                     (in thousands)

4/92         9454        10000            10000
9/92         9784         9893            10385
3/93        10534        10608            11201
9/93        12431        12264            13163
3/94        13537        13453            13759
9/94        14210        14099            14495
3/95        13717        13163            14635
9/95        15501        14588            15380
3/96        16938        15506            16490
9/96        17914        16152            16755
3/97        18964        17415            16779
9/97        21748        19736            18848
3/98        22982        20944            19955
9/98        20283        17777            17324
10/98       22306        19085            19135

Past performance is no guarantee of comparable future results.
===============================================================================




===============================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98

CLASS A SHARES
Inception (4/7/92)           12.02%
5 years                       8.60
1 year                        0.27*

CLASS B SHARES
Inception (9/15/94)           8.18%
1 year                        0.29**

CLASS C SHARES
Inception (8/4/97)           -2.29%
1 year                        4.35***


*6.11%, excluding sales charges
**5.29%, excluding sales charges
***5.35%, excluding sales charges
===============================================================================

Source: Towers Data System HYPO--Registered Trademark--
    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart above compares your Fund's Class A shares to benchmark indexes. It is important to understand the differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the MSCI Europe, Australasia, Far East (EAFE) Index is not managed, and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.
    Please note that performance results for the indexes above are for the period March 31, 1992 to October 31, 1998.


                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / FOR CONSIDERATION


WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE
When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on October 31, 1978, your money would have grown to $103,110 by October 31, 1998. That's an average annual total return of 12.37%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 10.83%, and your investment would be worth $78,214. If you had missed the market's five best months, your return would have dropped to 9.01% and your investment would be worth $56,149.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio. Remember:

    o   think long-term
    o   diversify your investments
    o   avoid market timing
    o   maintain realistic expectations

PENALTY FOR MISSING THE MARKET
MSCI EAFE INDEX
Average annual total returns, 20 years ended 10/31/98


  12.37%       10.83%         9.01%        7.89%          6.81%       4.38%


  FULLY                                                             MISS THE
 INVENTED    MISS THE 2    MISS THE 5    MISS THE 7    MISS THE 9    14 BEST
240 MONTHS   BEST MONTHS   BEST MONTHS   BEST MONTHS   BEST MONTHS    MONTHS


The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper Analytical Services, Inc.



          See important Fund and index disclosures inside front cover.


                          AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.07%

ARGENTINA-1.24%

Telefonica de Argentina S.A.-ADR
  (Telephone)                          317,500   $   10,497,344
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)       718,400       20,788,700
---------------------------------------------------------------
                                                     31,286,044
---------------------------------------------------------------

AUSTRALIA-0.60%

AMP Ltd.
  (Insurance-Life/Health)(a)         1,275,500       15,172,869
---------------------------------------------------------------

BELGIUM-3.22%

Barco N.V.
  (Manufacturing-Diversified)           41,000       10,934,133
---------------------------------------------------------------
Colruyt N.V. (Retail-Food
  Chains)                               29,200       24,425,937
---------------------------------------------------------------
Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)(a)              326,000       27,866,510
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            3,100       18,109,046
---------------------------------------------------------------
                                                     81,335,626
---------------------------------------------------------------

BRAZIL-1.52%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food
  Chain)                               294,900        4,755,263
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)          211,712        4,117,809
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         30,271        3,806,765
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR
  (Telecommunications-Cellular/
  Wireless)                            150,200       11,405,813
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)          59,100        9,909,457
---------------------------------------------------------------
Telerj Celular S.A.
  (Telecommunications-
  Cellular/Wireless)(a)                 44,988        1,395,503
---------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-
  Cellular/Wireless)(a)                 59,100        2,923,290
---------------------------------------------------------------
                                                     38,313,900
---------------------------------------------------------------

CANADA-4.65%

ATI Technologies, Inc.
  (Computers-Hardware)(a)              471,400        3,820,097
---------------------------------------------------------------
Bank of Montreal (Banks-Major
  Regional)                            126,000        5,154,360
---------------------------------------------------------------
BCE Inc.
  (Telecommunications-Cellular/
  Wireless)                            353,600       11,989,161
---------------------------------------------------------------
Bombardier Inc.
  (Aerospace/Defense)                1,510,000       17,865,478
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                           50,000        2,521,875
---------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)        1,038,200       19,518,833
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        253,100        2,042,849
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Northern Telecom Ltd.-ADR
  (Communications Equipment)           179,557   $    7,687,284
---------------------------------------------------------------
Royal Bank of Canada
  (Banks-Major Regional)               355,000       16,363,372
---------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)       380,000       12,071,311
---------------------------------------------------------------
Teleglobe, Inc.
  (Telecommunications)                 532,000       14,554,554
---------------------------------------------------------------
Toronto-Dominion Bank
  (Banks-Regional)                     136,000        4,046,937
---------------------------------------------------------------
                                                    117,636,111
---------------------------------------------------------------

CROATIA-0.22%

Pliva DD-GDR 144A (Health
  Care-Drugs-Major
  Pharmaceutical), (Acquired
  05/13/98-05/20/98; Cost
  $6,368,075)(b)                       379,000        5,571,300
---------------------------------------------------------------

FINLAND-1.05%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           291,600       26,596,006
---------------------------------------------------------------

FRANCE-15.23%

Accor S.A. (Lodging-Hotels)             91,000       19,121,847
---------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial &
  Consumer)                             41,000        8,024,740
---------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)        132,000       14,926,265
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               147,200        9,327,058
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software &
  Services)                            213,500       32,099,771
---------------------------------------------------------------
Danone (Foods)                          89,000       23,541,243
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)            205,500       23,792,517
---------------------------------------------------------------
Essilor International S.A.
  (Manufacturing-Specialized)           24,940       10,104,075
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)(a)              232,400       23,140,825
---------------------------------------------------------------
Legrand S.A. (Housewares)               75,000       19,122,387
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         174,000       29,137,332
---------------------------------------------------------------
Promodes (Retail-Food Chains)           41,100       25,894,251
---------------------------------------------------------------
PSA Peugeot Citreon
  (Automobiles)                         73,000       12,184,850
---------------------------------------------------------------
Renault S.A. (Automobiles)             522,000       22,322,956
---------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                              148,000       13,590,938
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)              264,500       12,096,980
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            107,800       14,266,705
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

Societe Television Francaise 1
  (Broadcasting-Television,
  Radio & Cable)                        70,000   $   11,570,665
---------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)          125,000       22,394,980
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)            213,000       24,584,151
---------------------------------------------------------------
Valeo S.A. (Auto Parts &
  Equipment)                           161,000       13,944,037
---------------------------------------------------------------
                                                    385,188,573
---------------------------------------------------------------

GERMANY-6.86%

Allianz A.G.
  (Insurance-Multi-Line)                83,600       28,689,989
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)               355,000       28,205,244
---------------------------------------------------------------
BHF-Bank A.G. (Banks-Major
  Regional)                            158,000        6,085,736
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           311,450        8,279,741
---------------------------------------------------------------
Daimler-Benz A.G. (Automobiles)        139,900       10,861,670
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                            641,100       24,983,959
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)              323,500       27,657,090
---------------------------------------------------------------
Karstadt A.G. (Retail-Department
  Stores)                               64,450       32,904,507
---------------------------------------------------------------
Porsche A.G. (Automobiles)               3,300        5,841,943
---------------------------------------------------------------
                                                    173,509,879
---------------------------------------------------------------

HONG KONG-1.92%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              6,564,000       12,332,132
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           27,852,000       13,666,163
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,552,000       18,288,592
---------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)            4,986,000        4,410,111
---------------------------------------------------------------
                                                     48,696,998
---------------------------------------------------------------

INDONESIA-0.53%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                     1,353,700       13,367,788
---------------------------------------------------------------

IRELAND-2.04%

Allied Irish Banks PLC
  (Banks-Regional)                   1,865,000       26,772,125
---------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                          1,103,400       20,269,920
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)        63,800        4,469,989
---------------------------------------------------------------
                                                     51,512,034
---------------------------------------------------------------

ITALY-6.42%

Assicurazioni Generali
  (Insurance- Multi-Line)              508,500       18,137,121
---------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)             1,168,000        7,221,919
---------------------------------------------------------------
Banca di Roma (Banks-Major
  Regional)(a)                      10,797,000       18,832,130
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ITALY-(CONTINUED)

Credito Italiano S.p.A.
  (Banks-Major Regional)             3,596,300   $   19,369,083
---------------------------------------------------------------
Ente Nazionale Idrocarburi
  S.p.A. (Oil & Gas-Refining &
  Marketing)                         3,003,000       17,909,833
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major
  Regional)(a)                       1,220,700       18,759,133
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telephone)                        5,100,000       29,637,913
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        4,494,000       32,500,565
---------------------------------------------------------------
                                                    162,367,697
---------------------------------------------------------------

JAPAN-5.72%

Advantest Corp. (Electronics-
  Instrumentation)(a)                  186,000       11,748,883
---------------------------------------------------------------
Bridgestone Corp. (Auto Parts &
  Equipment)                           968,000       21,338,261
---------------------------------------------------------------
Fuji Photo Film
  Co.(Photography/Imaging)             278,000       10,201,616
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                     15,790       12,375,799
---------------------------------------------------------------
Nippon Television Network Corp.
  (Broadcasting-Television,
  Radio & Cable)                        26,530        8,287,775
---------------------------------------------------------------
NTT Data Corp.
  (Computers-Software &
  Services)(a)                           4,163       17,638,011
---------------------------------------------------------------
Okuma Corp. (Machine Tools)(a)         191,000          984,875
---------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                        176,000       15,579,237
---------------------------------------------------------------
SMC Corp.
  (Machinery-Diversified)              171,000       12,917,583
---------------------------------------------------------------
Sony Corp.
  (Electronics-Component
  Distributors)                        149,600        9,513,922
---------------------------------------------------------------
Takeda Chemical Industries
  (Health Care-Drugs-Generic &
  Other)                               378,000       12,311,963
---------------------------------------------------------------
Tokyo Electron Ltd.
 (Electronics-Semiconductors)(a)       359,000       11,693,107
---------------------------------------------------------------
                                                    144,591,032
---------------------------------------------------------------

MEXICO-1.99%

Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)           428,400        7,068,600
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V. ADR
  (Beverages-Alcoholic)                711,670       18,547,899
---------------------------------------------------------------
Grupo Financiero Banamex
  Accival, S.A. de C.V.
  (Financial-Diversified)(a)         4,317,000        4,529,368
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            4,850,000       10,225,180
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   371,500       10,076,938
---------------------------------------------------------------
                                                     50,447,985
---------------------------------------------------------------

NETHERLANDS-6.96%

DE Boer Unigro (Retail-General
  Merchandise)(a)                      256,970        6,466,211
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

NETHERLANDS-(CONTINUED)

Getronics N.V.
  (Computers-Software &
  Services)                            417,000   $   17,302,442
---------------------------------------------------------------
Heineken N.V.
  (Beverages-Alcoholic)                528,000       28,127,208
---------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)          121,000        5,474,087
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                 796,000       26,465,146
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)        277,000       10,900,257
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                            137,000        7,334,833
---------------------------------------------------------------
Vedior N.V.
  (Services-Employment)(a)             212,162        5,406,848
---------------------------------------------------------------
Vendex N.V. (Retail-General
  Merchandise)                         367,100        9,335,717
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                   955,300       33,040,143
---------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)(a)                         134,500       26,067,566
---------------------------------------------------------------
                                                    175,920,458
---------------------------------------------------------------

NORWAY-0.19%

Merkantildata A.S.A
  (Services-Commercial &
  Consumer)                            480,000        4,828,055
---------------------------------------------------------------

PHILIPPINES-0.28%

Philippine Long Distance
  Telephone Co. (Telephone)            168,960        4,055,881
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        119,200        2,905,500
---------------------------------------------------------------
                                                      6,961,381
---------------------------------------------------------------

PORTUGAL-2.78%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)               720,000       22,548,752
---------------------------------------------------------------
Electricidade de Portugal, S.A.
  (Electric Companies)                 480,000       12,070,655
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)        140,800        7,040,000
---------------------------------------------------------------
Portugal Telecom S.A.
  (Telephone)                          390,600       18,513,483
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/
  Wireless)                             55,000       10,136,010
---------------------------------------------------------------
                                                     70,308,900
---------------------------------------------------------------

SPAIN-3.69%

Corp. Financiera Reunida, S.A.
  (Investment Management)(a)           525,000        6,301,044
---------------------------------------------------------------
Endesa S.A. (Electric Companies)     1,171,000       29,522,406
---------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                         1,566,000       25,301,115
---------------------------------------------------------------
Telefonica de Espana (Telephone)       710,000       32,068,745
---------------------------------------------------------------
                                                     93,193,310
---------------------------------------------------------------

SWEDEN-0.96%

Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)           228,992       16,148,942
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SWEDEN-(CONTINUED)

WM-Data A.B. (Computers-Software
  & Services)                          220,000   $    8,011,284
---------------------------------------------------------------
                                                     24,160,226
---------------------------------------------------------------

SWITZERLAND-4.76%

Adecco S.A. (Services-Commercial
  & Consumer)(a)                        27,500       10,962,646
---------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)              2,500        7,659,088
---------------------------------------------------------------
Nestle S.A. (Foods)                     15,000       31,891,333
---------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                     15,300       27,559,427
---------------------------------------------------------------
UBS A.G. (Banks-Major
  Regional)(a)                          76,461       20,969,483
---------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                35,000       21,264,580
---------------------------------------------------------------
                                                    120,306,557
---------------------------------------------------------------

TAIWAN-0.11%

Taiwan Semiconductor
  Manufacturing Co.-ADR
  (Electronics-Semiconductors)         190,385        2,843,876
---------------------------------------------------------------

UNITED KINGDOM-16.13%

Airtours PLC
  (Services-Commercial &
  Consumer)                          1,399,350        7,843,103
---------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                410,000        5,864,982
---------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                2,503,000       18,614,413
---------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)          1,265,200       18,564,169
---------------------------------------------------------------
Cable & Wireless PLC
  (Telecommunications-Cellular/
  Wireless)                          1,128,850       12,653,998
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                          1,940,000       19,636,941
---------------------------------------------------------------
EMAP PLC (Publishing)                1,360,000       23,208,967
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)        2,984,800       23,845,440
---------------------------------------------------------------
GKN PLC
  (Manufacturing-Diversified)        1,060,000       12,875,355
---------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                          1,885,000       27,768,821
---------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)         2,859,600       25,093,863
---------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                     2,500,000        9,149,657
---------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                   195,000        6,582,106
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                          1,375,000        9,639,033
---------------------------------------------------------------
Orange PLC
  (Telecommunications)(a)            2,977,000       27,668,119
---------------------------------------------------------------
Pearson PLC (Specialty Printing)     1,165,000       20,310,021
---------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                   909,333       13,646,841
---------------------------------------------------------------
Railtrack Group PLC (Shipping)         874,448       23,481,496
---------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial &
  Consumer)                          4,240,000       26,531,035
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Somerfield PLC (Retail-Food
  Chains)                            1,565,000   $   10,054,542
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                         1,600,000        6,210,473
---------------------------------------------------------------
Unilever PLC (Foods)                 2,064,000       20,719,424
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/
  Wireless)                          1,865,000     24,962,356
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                         2,575,000       12,795,298
---------------------------------------------------------------
                                                    407,720,453
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests
      (Cost $1,842,926,995)                       2,251,837,058
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
FOREIGN CONVERTIBLE BONDS-0.68%

FRANCE-0.60%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99(c)           FRF         33,885,000   $   15,140,165
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
GERMANY-0.08%

Cosco Treasury Co. Ltd.
  (Financial - Diversified),
  Conv. Bond, 1.00%, 03/13/03      $ 2,754,000   $    1,920,915
---------------------------------------------------------------
    Total Foreign Convertible
      Bonds (Cost $10,626,776)                       17,061,080
---------------------------------------------------------------

REPURCHASE AGREEMENTS-8.95%(D)

Credit Suisse First Boston Corp.,
  5.55%, 11/02/98(e)                96,315,287       96,315,287
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(f)                         130,000,000      130,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $226,315,287)                           226,315,287
---------------------------------------------------------------
TOTAL INVESTMENTS-98.70%                          2,495,213,425
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.30%                                  32,987,628
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,528,201,053
===============================================================

Abbreviations:

ADR  - American Depositary Receipt
Conv.- Convertible
Deb. - Debenture
FRF  - French Franc
GDR  - Global Depositary Receipt
Pfd. - Preferred
Sr.  - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 represented 0.22% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the fund upon entering into the repurchase agreements. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investment in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisors or its affiliates.
(e) Joint repurchase agreement entered into 10/30/98 with a maturing value of $430,198,875. Collateralized by $401,863,000 U.S. Government obligations, 0% to 8.75% due 05/14/99 to 08/15/21 with an aggregate market value at 10/31/98 of $443,969,550.
(f) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations, 0% to 10.70% due 11/01/98 to
    07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
$2,079,869,058)                               $2,495,213,425
------------------------------------------------------------
Foreign currencies, at value (cost
  $32,786,516)                                    32,398,133
------------------------------------------------------------
Receivables for:
  Investments sold                                36,987,068
------------------------------------------------------------
  Capital stock sold                              21,209,509
------------------------------------------------------------
  Dividends and interest                           5,974,580
------------------------------------------------------------
Investment for deferred compensation plan             37,882
------------------------------------------------------------
Other assets                                          83,182
------------------------------------------------------------
    Total assets                               2,591,903,779
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           35,523,592
------------------------------------------------------------
  Capital stock reacquired                        24,005,546
------------------------------------------------------------
  Deferred compensation                               37,882
------------------------------------------------------------
Accrued advisory fees                              1,748,863
------------------------------------------------------------
Accrued administrative services fees                  10,255
------------------------------------------------------------
Accrued custodian fees                               293,268
------------------------------------------------------------
Accrued directors' fees                                2,202
------------------------------------------------------------
Accrued distribution fees                          1,542,267
------------------------------------------------------------
Accrued transfer agent fees                          379,635
------------------------------------------------------------
Accrued operating expenses                           159,216
------------------------------------------------------------
    Total liabilities                             63,702,726
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,528,201,053
------------------------------------------------------------

NET ASSETS:

Class A                                       $1,724,635,296
============================================================
Class B                                       $  744,987,253
============================================================
Class C                                       $   58,578,504
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     98,040,506
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     43,489,979
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,417,727
============================================================
Class A:
  Net asset value and redemption price per
  share                                       $        17.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.59
     divided by 94.50%)                       $        18.61
============================================================
Class B:
  Net asset value and offering price per
  share                                       $        17.13
============================================================
Class C:
  Net asset value and offering price per
  share                                       $        17.14
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $4,618,535 foreign
  withholding tax)                             $ 33,187,086
-----------------------------------------------------------
Interest                                          9,416,642
-----------------------------------------------------------
    Total investment income                      42,603,728
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    22,606,968
-----------------------------------------------------------
Administrative services fees                        115,146
-----------------------------------------------------------
Custodian fees                                    1,835,260
-----------------------------------------------------------
Directors' fees                                      23,005
-----------------------------------------------------------
Distribution fees-Class A                         4,979,983
-----------------------------------------------------------
Distribution fees-Class B                         7,603,662
-----------------------------------------------------------
Distribution fees-Class C                           359,693
-----------------------------------------------------------
Transfer agent fees-Class A                       2,671,327
-----------------------------------------------------------
Transfer agent fees-Class B                       1,808,765
-----------------------------------------------------------
Transfer agent fees-Class C                          84,236
-----------------------------------------------------------
Other                                               726,409
-----------------------------------------------------------
    Total expenses                               42,814,454
-----------------------------------------------------------
Less: Fees waived by advisor                       (978,165)
-----------------------------------------------------------
   Expenses paid indirectly                         (28,939)
-----------------------------------------------------------
    Net expenses                                 41,807,350
-----------------------------------------------------------
Net investment income                               796,378
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                         126,350,199
-----------------------------------------------------------
  Foreign currencies                              6,376,716
-----------------------------------------------------------
                                                132,726,915
-----------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                          27,656,071
-----------------------------------------------------------
  Foreign currencies                                444,889
-----------------------------------------------------------
                                                 28,100,960
-----------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                160,827,875
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $161,624,253
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998               1997
                                                              --------------     --------------
OPERATIONS:

  Net investment income                                       $      796,378     $      328,254
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                             132,726,915        (16,556,015)
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                              28,100,960        193,195,060
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         161,624,253        176,967,299
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class A                                                       (5,803,939)        (1,250,230)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                               --        (31,812,536)
-----------------------------------------------------------------------------------------------
    Class B                                                               --        (11,361,858)
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                       22,585,920        363,888,653
-----------------------------------------------------------------------------------------------
    Class B                                                       35,370,772        282,384,176
-----------------------------------------------------------------------------------------------
    Class C                                                       45,396,283         13,462,792
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     259,173,289        792,278,296
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,269,027,764      1,476,749,468
-----------------------------------------------------------------------------------------------
  End of period                                               $2,528,201,053     $2,269,027,764
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,001,298,592     $1,897,861,942
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                               (315,829)         5,863,515
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            111,361,504        (22,453,519)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           415,856,786        387,755,826
-----------------------------------------------------------------------------------------------
                                                              $2,528,201,053     $2,269,027,764
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM International Equity Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was decreased by $1,171,783, undistributed net realized gains increased by $1,088,108 and paid-in capital increased by $83,675 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $978,165.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $115,146 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $2,126,489 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A and Class B and Class C shares paid AIM Distributors $4,979,983, $7,603,662 and $359,693, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $592,247 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $208,603 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1998, the Fund incurred legal fees of $8,119 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $25,598 and $3,341, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,939 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $1,769,749,615 and $1,766,689,469, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $485,440,811
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (83,541,494)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $401,899,317
=========================================================
Cost of investments for tax purposes is $2,093,314,108.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                    1998                               1997
                       -------------------------------    ------------------------------
                          SHARES           AMOUNT           SHARES           AMOUNT
                       ------------    ---------------    -----------    ---------------
Sold:
  Class A               255,642,183    $ 4,635,171,469    105,291,824    $ 1,764,668,535
----------------------------------------------------------------------------------------
  Class B                12,193,983        217,550,365     21,599,075        352,871,134
----------------------------------------------------------------------------------------
  Class C*               25,679,581        472,331,833      1,372,281         23,795,456
----------------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                   332,423          5,441,633      2,035,986         31,231,975
----------------------------------------------------------------------------------------
  Class B                        --                 --        707,879         10,688,975
----------------------------------------------------------------------------------------
Reacquired:
  Class A              (252,737,021)    (4,618,027,182)   (84,633,652)    (1,432,011,857)
----------------------------------------------------------------------------------------
  Class B               (10,435,828)      (182,179,593)    (4,913,096)       (81,175,933)
----------------------------------------------------------------------------------------
  Class C*              (23,050,474)      (426,935,550)      (583,661)       (10,332,664)
----------------------------------------------------------------------------------------
                          7,624,847    $   103,352,975     40,876,636    $   659,735,621
========================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1998           1997          1996          1995         1994
                                                              ----------     ----------    -----------    ---------    ---------
Net asset value, beginning of period                          $    16.64     $    15.37    $     13.65    $   13.50    $   12.18
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
Income from investment operations:
  Net investment income (loss)                                      0.05(a)        0.04(a)        0.04(a)      0.01         0.02
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
  Net gains on securities (both realized and unrealized)            0.96           1.68           2.07         0.62         1.31
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
        Total from investment operations                            1.01           1.72           2.11         0.63         1.33
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
Less distributions:
  Dividends from net investment income                             (0.06)         (0.02)         (0.01)       (0.04)       (0.01)
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
  Distributions from net realized gains                               --          (0.43)         (0.38)       (0.44)          --
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
        Total distributions                                        (0.06)         (0.45)         (0.39)       (0.48)       (0.01)
------------------------------------------------------------  ----------     ----------    -----------    ---------    ---------
Net asset value, end of period                                $    17.59     $    16.64    $     15.37    $   13.65    $   13.50
============================================================  ==========     ==========    ===========    =========    =========
Total return(b)                                                     6.11%         11.43%         15.79%        5.24%       10.94%
============================================================  ==========     ==========    ===========    =========    =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,724,635     $1,577,390    $ 1,108,395    $ 654,764    $ 708,159
============================================================  ==========     ==========    ===========    =========    =========
Ratio of expenses to average net assets(c)                          1.45%(d)       1.47%          1.58%        1.67%        1.64%
============================================================  ==========     ==========    ===========    =========    =========
Ratio of net investment income (loss) to average net
  assets(e)                                                         0.28%(d)       0.24%          0.25%        0.10%        0.22%
============================================================  ==========     ==========    ===========    =========    =========
Portfolio turnover rate                                               78%            50%            66%          68%          67%
============================================================  ==========     ==========    ===========    =========    =========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.49%, 1.51%, 1.60% and 1.68% for 1998-1995.
(d) Ratios are based on average net assets of $1,659,994,249.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.24%, 0.20%, 0.22% and 0.09% for 1998-1995.

                                                                             CLASS B
                                               ----------------------------------------------------------------
                                                 1998           1997           1996          1995         1994
                                               --------       --------       --------       -------      ------
Net asset value, beginning of period           $  16.27       $  15.13       $  13.54       $ 13.49      $13.42
---------------------------------------------  --------       --------       --------       -------      ------
Income from investment operations:
  Net investment income (loss)                    (0.09)(a)      (0.09)(a)       (0.07)(a)      (0.09)    (0.01)
---------------------------------------------  --------       --------       --------       -------      ------
  Net gains (losses) on securities
    (both realized and unrealized)                 0.95           1.66           2.04          0.61        0.08
---------------------------------------------  --------       --------       --------       -------      ------
        Total from investment operations           0.86           1.57           1.97          0.52        0.07
---------------------------------------------  --------       --------       --------       -------      ------
Less distributions:
  Dividends from net investment income               --             --             --         (0.03)         --
---------------------------------------------  --------       --------       --------       -------      ------
  Distributions from net realized gains              --          (0.43)         (0.38)        (0.44)         --
---------------------------------------------  --------       --------       --------       -------      ------
        Total distributions                          --          (0.43)         (0.38)        (0.47)         --
---------------------------------------------  --------       --------       --------       -------      ------
Net asset value, end of period                 $  17.13       $  16.27       $  15.13       $ 13.54      $13.49
=============================================  ========       ========       ========       =======      ======
Total return(b)                                    5.29%         10.61%         14.88%         4.35%       0.52%
=============================================  ========       ========       ========       =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $744,987       $678,809       $368,355       $51,964      $4,833
=============================================  ========       ========       ========       =======      ======
Ratio of expenses to average net assets(c)         2.22%(d)       2.25%          2.35%         2.55%       2.53%(e)
=============================================  ========       ========       ========       =======      ======
Ratio of net investment income (loss) to
  average net assets(f)                           (0.49)%(d)      (0.53)%       (0.53)%       (0.78)%     (0.67)%(e)
=============================================  ========       ========       ========       =======      ======
Portfolio turnover rate                              78%            50%            66%           68%         67%
=============================================  ========       ========       ========       =======      ======

                                                       CLASS C
                                                ----------------------
                                                 1998           1997
                                                -------        -------
Net asset value, beginning of period            $ 16.27        $ 17.64
---------------------------------------------   -------        -------
Income from investment operations:
  Net investment income (loss)                    (0.09)(a)      (0.02)(a)
---------------------------------------------   -------        -------
  Net gains (losses) on securities
    (both realized and unrealized)                 0.96          (1.35)
---------------------------------------------   -------        -------
        Total from investment operations           0.87          (1.37)
---------------------------------------------   -------        -------
Less distributions:
  Dividends from net investment income               --             --
---------------------------------------------   -------        -------
  Distributions from net realized gains              --             --
---------------------------------------------   -------        -------
        Total distributions                          --             --
---------------------------------------------   -------        -------
Net asset value, end of period                  $ 17.14        $ 16.27
=============================================   =======        =======
Total return(b)                                    5.35%         (7.77)%
=============================================   =======        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $58,579        $12,829
=============================================   =======        =======
Ratio of expenses to average net assets(c)         2.22%(d)       2.27%(e)
=============================================   =======        =======
Ratio of net investment income (loss) to
  average net assets(f)                           (0.49)%(d)     (0.55)%(e)
=============================================   =======        =======
Portfolio turnover rate                              78%            50%
=============================================   =======        =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.26%, 2.28%, 2.37% and 2.56% for 1998-1995 for Class B and 2.26% and 2.30%
    (annualized) for 1998-1997 for Class C.
(d) Ratios are based on average net assets of $760,366,177 and $35,969,348 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.53)%, (0.57)%, (0.55)% and (0.79)%, for 1998-1995 for Class B and (0.53)% and (0.57)% (annualized) for 1998-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Ian W. Robinson
Consultant; Formerly Executive
Vice President and
Chief Financial Officer
Bell Atlantic Management
Services, Inc.

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

John J. Arthur
Senior Vice President and Treasurer

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Dana R. Sutton
Vice President and Assistant Treasurer

Robert G. Alley
Vice President

Melville B. Cox
Vice President

Jonathan C. Schoolar
Vice President

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Jeffrey H. Kupor
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary

Mary J. Benson
Assistant Treasurer

OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE DIRECTORS

Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

AUDITORS

KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM International Equity Fund paid ordinary dividends in the amount of $0.0625 per share to shareholders of Class A shares during its tax year ended October 31, 1998.
Of this amount, 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.6363 per share during the Fund's tax year ended October 31, 1998.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund                 A I M Management Group Inc.
AIM Blue Chip Fund                          AIM Asian Growth Fund                                has provided leadership in the
AIM Capital Development Fund                AIM Developing Markets Fund(2)                       mutual fund industry since
AIM Constellation Fund                      AIM Emerging Markets Fund(2)                         1976 and managed approximately
AIM Mid Cap Equity Fund(2), (A)             AIM Europe Growth Fund(2)                            $91 billion in assets for more
AIM Select Growth Fund(3)                   AIM European Development Fund                        than 5.5 million shareholders,
AIM Small Cap Growth Fund(2), (B)           AIM International Equity Fund                        including individual
AIM Small Cap Opportunities Fund            AIM International Growth Fund(2)                     investors, corporate clients,
AIM Value Fund                              AIM Japan Growth Fund(2)                             and Financial institutions, as
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)                    of September 30, 1998.
                                            AIM New Pacific Growth Fund(2)                           The AIM Family of
GROWTH & INCOME FUNDS                                                                            Funds--Registered Trademark--
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS                                  is distributed nationwide, and
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund                    AIM today is the 11th-largest
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund                               mutual fund complex in the
AIM Advisor Real Estate Fund                AIM Worldwide Growth Fund(2)                         U.S. in assets under
AIM Balanced Fund                                                                                management, according to
AIM Basic Value Fund(2), (C)                GLOBAL GROWTH & INCOME FUNDS                         Strategic Insight, an
AIM Charter Fund                            AIM Global Growth & Income Fund(2)                   independent mutual fund
                                            AIM Global Utilities Fund                            monitor.
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                          AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your Financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

-------------------------------------------
A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $91 billion in assets for more than 5.5 million shareholders, including individual investors, corporate clients, and financial institutions, as of September 30, 1998.
    The AIM Family of Funds--Registered
Trademark-- is distributed nationwide, and
AIM today is the 11th-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.